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                                 THE KENT FUNDS
                                 (the "Trust")

                        SUPPLEMENT DATED MARCH 17, 1997
                      TO THE PROSPECTUS DATED MAY 1, 1996

     For the period from March 17, 1997 through April 30, 1997, investors purchasing Investment Shares of the Funds will not be subject to the imposition of a sales charge upon their purchase.

     Under the section titled "Who Manages and Services the Funds?" in the Bond Funds prospectus, the following information should replace the reference to the Portfolio Manager of the Short Term Bond Fund:

          Mitchell L. Stapley has served as the Portfolio Manager of the Short Term Bond Fund since November 1996

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE